Exhibit 10.82

STANDBY
IRREVOCABLE TEMPORARY
CREDIT AND LIQUIDITY FACILITY
(TEMPORARY CREDIT AND LIQUIDITY PROGRAM)
by
FANNIE MAE
and
FEDERAL HOME LOAN MORTGAGE CORPORATION
in favor of
[TRUSTEE], as Trustee and Tender Agent,
Dated as of [CLOSING DATE], 2009
Relating to:
[HOUSING FINANCE AGENCY]
[NAME OF BONDS]
Concerning credit and liquidity support for the various Series of Bonds identified in Schedule 1 attached hereto.

1.	DEFINITIONS	1
2.	AMOUNT AVAILABLE	3
3.	ADVANCES	4
4.	PRESENTATION OF CERTIFICATES	4
5.	THE GSES’ ENGAGEMENT	5
6.	NONCONFORMING DRAW	6
7.	EXPIRATION AND TERMINATION:	6
8.	REDUCTION AND REINSTATEMENT OF AMOUNT AVAILABLE	7
9.	DISCHARGE OF OBLIGATIONS	8
10.	NATURE OF THE GSES' OBLIGATIONS	8
11.	TRANSFER	8
12.	NOTICES AND DELIVERIES	8
13.	GOVERNING LAW	9
14.	ENTIRE CREDIT AND LIQUIDITY FACILITY	9

EXHIBIT A—CERTIFICATE FOR “DEBT SERVICE ADVANCE”
EXHIBIT B—CERTIFICATE FOR “MANDATORY TENDER ADVANCE”
EXHIBIT C—CERTIFICATE FOR “LIQUIDITY ADVANCE”
EXHIBIT D—CERTIFICATE OF TERMINATION
EXHIBIT E—CERTIFICATE OF REDUCTION
EXHIBIT F—CERTIFICATE OF REINSTATEMENT
EXHIBIT G—CERTIFICATE FOR SUCCESSOR TRUSTEE
SCHEDULE 1—BONDS SUPPORTED BY CREDIT AND LIQUIDITY FACILITY

ii

STANDBY
IRREVOCABLE TEMPORARY
CREDIT AND LIQUIDITY FACILITY
Concerning certain Series of Bonds identified in Schedule 1 hereto of
[TITLE OF BONDS] issued pursuant to
[an Indenture of Trust, dated as of ___, ___ between] [TRUSTEE] and [ISSUER]
[CLOSING DATE]
U.S. $
[NAME OF TRUSTEE], as Trustee
[ADDRESS OF TRUSTEE]
     At the request of [ISSUER] (the “Issuer”), Fannie Mae (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) (Fannie Mae and Freddie Mac are referred to herein as the “GSEs” and each, a “GSE”) issue this standby irrevocable, temporary Credit and Liquidity Facility (the “Credit and Liquidity Facility”) to [TRUSTEE] (the “Trustee”), not in its individual or corporate capacity but solely as Trustee for the owners of the Bonds issued in the one or more series set forth on Schedule 1 attached hereto (each a “Series of Bonds” or “Bond Series” and together, the “Bonds”) pursuant to the Indenture of Trust (as amended and supplemented in accordance with its terms, the “Indenture”) dated as of [DATE] between [ISSUER] and the Trustee.
     1. Definitions. Capitalized terms used in this Credit and Liquidity Facility have the meanings given to those terms in this Section 1 or elsewhere in this Credit and Liquidity Facility.
     “Administrator” means the entity designated by the GSEs to act as their administrative agent relative to this Credit and Liquidity Facility, initially U.S. Bank, National Association.
     “Advance” means a Debt Service Advance, a Liquidity Advance or a Mandatory Tender Advance.
     “Affiliate” as applied to any person, means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.
     “Amount Available” has the meaning given that term in Section 2.
     “Bank Bond” means any Bond during the period from and including the date of its purchase with the proceeds of a Liquidity Advance or a Mandatory Tender Advance to, but excluding, the date on which the Principal Portion and the Interest Portion related to such Liquidity Advance made by the GSEs on account of such Bank Bond is reinstated under this Credit and Liquidity Facility.
     “Business Day” means any day other than:

     (a) a Saturday or a Sunday;
     (b) any day on which banking institutions located in the City of New York, New York are required or authorized by law or executive order to close;
     (c) any day on which banking institutions located in the city or cities in which the principal or other designated corporate trust office of the Trustee or the Administrator is located are required or authorized by law or executive order to close;
     (d) prior to the date upon which the interest rate on the Bonds adjusts to a fixed rate mode, a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed or on which banking institutions located in the city in which the Remarketing Agent is located are required or authorized by law or executive order to close; or
     (e) any day on which either of the GSEs is closed.
     “Certificate” means any certificate in the form attached to this Credit and Liquidity Facility as an Exhibit or such other form as provided in Section 3. If the certificate is submitted to the GSEs by personal delivery or by telecopy, the certificate must be signed by one who purports to be an authorized signatory of the Trustee. If the certificate is submitted to the GSEs in any other medium (such as e-mail or a web based medium), the certificate must be authenticated as provided in the related Presentation Protocol.
     “Credit Enhancement Advance” means a Debt Service Advance.
     “Credit and Liquidity Facility” means this Credit and Liquidity Facility as the same may be amended, supplemented or restated from time to time.
     “Debt Service Advance” has the meaning given that term in Section 3.
     “Effective Date” means, with respect to a Series of Bonds, the date on which the obligation of the GSEs to make Advances with respect to a Series of Bonds commences as set forth in Section 7(b). Each Series of Bonds may have a separate Effective Date applicable to that Series of Bonds. The GSEs shall not be obligated to make Advances with respect to a Series of Bonds unless and until any mandatory tender required to occur on the Effective Date has actually occurred.
     “Excluded Bond” means any Bond which is not Outstanding (as that term is defined in the Indenture), any Bond registered in the name of or otherwise owned, directly or indirectly, by the Issuer or any Affiliate of the Issuer or any Bank Bond.
     “Expiration Date” means, subject to Section 7(c), the date the obligation of the GSEs to make Advances with respect to a Series of Bonds expires as provided in Section 7(a), if not earlier terminated. Each Series of Bonds may have a separate Expiration Date applicable to that Series of Bonds.
     “Interest Portion” has the meaning given that term in Section 2.
     “Liquidity Advance” has the meaning given that term in Section 3.
     “Mandatory Tender” means any mandatory tender of Bonds required by the Indenture.
     “Mandatory Tender Advance” has the meaning given that term in Section 3.

     “Maturity Date” means, with respect to a Series of Bonds, the Maturity Date set forth in Schedule 1.
     “Maximum Interest Rate” has the meaning set forth in the Indenture.
     “Optional Tender” means any optional tender of any Bond pursuant to the Indenture.
     “Presentation Protocol” means an agreement between either of the GSEs and the Trustee regarding one or more media through which the Trustee may present Certificates to that GSE under this Credit and Liquidity Facility, as such agreement may be amended, supplemented or restated from time to time.
     “Principal Portion” has the meaning given that term in Section 2.
     “Reimbursement Agreement” means the Reimbursement Agreement, dated as of the date hereof, between the GSEs, the Trustee and the Issuer, as such agreement may be amended, supplemented or restated from time to time.
     “Remarketing Agent” means the remarketing agent under the Indenture.
     “Tender Agent” means the tender agent under the Indenture.
     “Termination Date” means, with respect to a Series of Bonds and subject to Section 7(c), the date on which the obligation of the GSEs to make Advances with respect to a Series of Bonds terminates as provided in Section 7(b). Each Series of Bonds may have a separate Termination Date applicable to that Series of Bonds.
     “Treasury’s Agent” means the entity identified to the Trustee by the GSEs as designated by the U.S. Department of the Treasury to act as its agent with respect to this Credit and Liquidity Facility, initially JPMorgan Chase Bank, National Association.
     “Trustee” means [TRUSTEE], [DESCRIPTION OF TRUSTEE], not in its individual or corporate capacity, but solely as trustee under the Indenture, or any permitted successor trustee under the Indenture.
     “Weekly Variable Rate” means the variable rate of interest per annum for a Series of Bonds determined from time to time during the related Weekly Variable Rate Period (as that term is defined in the Indenture) in accordance with the Indenture.
     2. Amount Available. With respect to a Series of Bonds and subject to the terms and conditions of this Credit and Liquidity Facility, each GSE irrevocably authorizes the Trustee to draw in an amount on each of the GSEs, from time to time, an amount which is (i) equal as to each GSE and (ii) the aggregate of which does not exceed the Amount Available set forth for such Series of Bonds on Schedule 1 (as such amount may be reduced or reinstated from time to time in accordance with Section 8, the “Amount Available”), of which:
     (a) up to the Principal Portion set forth for such Series of Bonds on Schedule 1 (the “Principal Portion”) may be drawn with respect to the unpaid principal of that Series of Bonds or, as the case may be, the principal portion of the purchase price of that Series of Bonds; and
     (b) up to the Interest Portion set forth for such Series of Bonds on Schedule 1 (the “Interest Portion”), or the number of days interest on the Bonds set forth on Schedule 1

(calculated at an assumed rate per annum on the Bonds as set forth on Schedule 1, using the day count basis set forth in Schedule 1), may be drawn with respect to interest due and owing on the next payment date with respect to that Series of Bonds or, as the case may be, the interest portion of the purchase price of that Series of Bonds.
     3. Advances. Each demand for an Advance shall be made if the Trustee does not have sufficient available funds under the Indenture or otherwise to make the payment for which the Advance is required by the Trustee’s presentation to the GSEs of a Certificate. Each Certificate shall relate to a single Series of Bonds.
     (a) Credit Enhancement Advances. Credit Enhancement Advances shall be in the form of Exhibit A to pay (A) principal of any Bond (other than Excluded Bonds) due as a result of acceleration, defeasance, redemption, stated maturity and/or (B) interest on any Bond (other than Excluded Bonds) on or prior to their stated maturity date (the “Debt Service Advance”).
     (b) Mandatory Tender Advance. Mandatory Tender Advances shall be in the form of Exhibit B to pay the purchase price of, including principal of, plus accrued interest on, any Bond (other than Excluded Bonds) due as a result of a Mandatory Tender which Bond is not remarketed by the Remarketing Agent (the “Mandatory Tender Advance”).
     (c) Liquidity Advances. Liquidity Advances shall be in the form of Exhibit C to pay the purchase price of, including principal of, plus accrued interest on, any Bond (other than Excluded Bonds) subject to an Optional Tender which Bond is not remarketed by the Remarketing Agent (the “Liquidity Advance”).
     (d) All Advances. Any Certificate submitted by the Trustee shall have all blanks appropriately completed, all applicable boxes checked and shall be signed by one who states therein that he or she is an authorized signatory of the Trustee.
     Neither demands for, nor Advances, may be made under this Credit and Liquidity Facility to pay (i) principal of, interest on or the purchase price of, any Excluded Bond, (ii) premium that may be payable upon the redemption of any of the Bonds or (iii) interest that may accrue on any of the Bonds on or after the maturity of such Bond.
     The GSEs may amend the form of any Certificate or delete any of the information, statements and certifications set out in the form of any Certificate to accommodate the sending of such Certificate by a medium pursuant to a Presentation Protocol. No such amendment may (i) require any additional information, statement or certification than that required by such form of certificate attached to this Credit and Liquidity Facility on the date of issuance, (ii) modify the timing for the presentation of such Certificate, and the payment thereof or (iii) require personal delivery with respect to the presentation of any Certificate with respect to which payment is to be made on the same Business Day.
     4. Presentation of Certificates. Each Certificate must be presented to the GSEs by contemporaneous presentation to both Fannie Mae and Freddie Mac as follows:
     (a) Presentation to Fannie Mae:
     (i) Email to hfa_credit&liquidity_notices@fanniemae.com immediately followed by copy of the Certificate to telephone number 202-752-6853 (which fax transmission notice shall not be a condition to a Certificate conforming to the terms and conditions of this Credit and Liquidity Facility for purposes of Section 5); or

     (ii) such other medium as Fannie Mae and the Trustee may agree in a Presentation Protocol from time to time.
     (b) Presentation to Freddie Mac:
     (i) personal delivery at 1551 Park Run Drive, MS D5N, McLean, VA 22102, Attention Brian Cosker/Thomas Fuqua; or
     (ii) email to hfa_credit&liquidity_notices@freddiemac.com; or
     (iii) such other medium as Freddie Mac and the Trustee may agree in a Presentation Protocol from time to time.
     (c) Generally. A Presentation Protocol may provide that the Trustee may not submit a Certificate by telecopy after a stated date or may only submit Certificates by telecopy after a certain date with the prior written permission of the GSEs, in which case subsections (a) and/or (b) shall be automatically deemed amended to that effect. Each Certificate shall also be presented to Treasury’s Agent and the Administrator by personal delivery at the addresses specified on the Certificate or by telecopy to the phone numbers specified thereon. Such addresses or phone numbers may be modified by notice from the GSEs to the Trustee. Failure by the Trustee to properly deliver a Certificate to Treasury’s Agent and/or the Administrator will not invalidate a Certificate for purposes hereof or excuse performance hereunder by a GSE.
     The GSEs will notify the Trustee in writing of any change in address or telecopy number to which all Certificates must be delivered or of any change relating to the person to be called for telephonic notices confirming telecopy communications. Any such written notice shall be effective upon receipt by the Trustee. The GSEs shall also notify the Trustee in writing of any change in the identity or notice address information of Treasury’s Agent or the Administrator.
     5. The GSEs’ Engagement. Upon due receipt by a GSE of a Certificate completed with respect to a particular Series of Bonds conforming to the terms and conditions of this Credit and Liquidity Facility, such GSE will honor payment of the amounts specified in such Certificate if presented as specified below on or before the earlier of the Expiration Date or Termination Date:
     (a) If a presentation in respect of a Debt Service Advance is made:
     (i) at or prior to 12:00 noon Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the second following Business Day.
     (ii) after 12:00 noon Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the third following Business Day.
     (b) If a presentation in respect of a Mandatory Tender Advance is made:
     (i) at or prior to 10:30 a.m. Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the next following Business Day.

     (ii) after 10:30 a.m. Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the second following Business Day.
     (c) If a presentation in respect of a Liquidity Advance is made:
     (i) at or prior to 10:30 a.m. Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the same Business Day.
     (ii) after 10:30 a.m. Eastern time on a Business Day, payment shall be made to the Trustee in the amount specified no later than 2:00 p.m. Eastern time on the next following Business Day.
     All Advances made under this Credit and Liquidity Facility will be made with the GSEs’ own funds in immediately available funds.
     6. Nonconforming Draw. If a demand for payment under this Credit and Liquidity Facility made by the Trustee does not conform to the terms and conditions of this Credit and Liquidity Facility, the GSEs will notify the Trustee of such lack of conformity promptly after delivery of such demand for payment, such notice to be promptly confirmed in writing to the Trustee, and the GSEs shall hold all documents at the Trustee’s disposal or, at the Trustee’s option, return the same to the Trustee. The Trustee may attempt to correct the nonconformity and resubmit the demand for payment in accordance with this Credit and Liquidity Facility.
     7. Expiration and Termination:
     (a) Effective Date and Expiration Date. Subject to subparagraph (c), the obligation of the GSEs to make Advances with respect to a Series of Bonds under this Credit and Liquidity Facility shall (i) commence at 9:00 a.m. Eastern time on the Effective Date applicable to such Series of Bonds as set forth in Schedule I (the “Effective Date”) and (ii) expire at 4:00 p.m. Eastern time on the Expiration Date applicable to such Series of Bonds as set forth on Schedule 1 (the “Expiration Date”).
     (b) Termination Before Expiration Date. Subject to subparagraph (c), the obligation of the GSEs to make Advances with respect to a Series of Bonds under this Credit and Liquidity Facility shall automatically terminate prior to the Expiration Date related to such Series of Bonds on the first to occur of: (i) the honoring by the GSEs of a Debt Service Advance (in the form of Exhibit A) which automatically and permanently reduces the Principal Portion applicable to that Series of Bonds to zero; (ii) the honoring by the GSEs of a Mandatory Tender Advance made in connection with a Mandatory Tender which the GSEs have required pursuant to Section 8.13(b) of the Reimbursement Agreement; (iii) the GSEs’ receipt of a Certificate in the form of Exhibit D (which shall be conclusive evidence of the matters set forth therein); or (iv) the close of business on date which is one Business Day after the conversion by the Issuer of the interest rate mode on the entire Series of Bonds to an interest rate mode other than seven day variable rate. The date determined in the preceding sentence is the “Termination Date” applicable to that Series of Bonds.
     (c) Business Day Convention. In the event that any date on which the Expiration Date or the Termination Date would otherwise occur is not a Business Day, such date shall be 4:00 p.m. Eastern time on the next following Business Day.

     (d) Delivery. The Trustee shall deliver this Credit and Liquidity Facility to the GSEs for cancellation immediately upon the date upon which the GSEs’ obligations under this Credit and Liquidity Facility cease pursuant to the terms of Section 7(b).
     8. Reduction and Reinstatement of Amount Available. The Amount Available with respect to a Series of Bonds shall be reduced or reinstated from time to time in accordance with this Section.
     (a) Automatic Reduction on Making any Advance. The Amount Available for a Series of Bonds shall be reduced automatically by the amount of each related Advance paid by a GSE, notwithstanding any act or omission, whether authorized or unauthorized, of the Trustee or any officer, director, employee or agent of the Trustee in connection with any Advance or the proceeds of such Advance or otherwise in connection with this Credit and Liquidity Facility. Each reduction shall be permanent or subject to reinstatement as provided in this Section. Such reduction shall be applied to the related Principal Portion for the Advance to which the reduction relates by the amount of such Advance and to the related Interest Portion by an amount equal to a proportionate amount of the permanent reduction of the Principal Portion.
     In the event one GSE makes an Advance but the other GSE fails to make its related equal Advance, the automatic reduction of the Amount Available shall apply solely to the Amount Available which is obligated to be paid by the GSE which made the required Advance. In the event one GSE makes an Advance in full and the other GSE fails to make a part of its related equal Advance, the automatic reduction of the Amount Available shall apply in full to the Amount Available which is obligated to be paid by the GSE which made the required Advance in full and in part to the Amount Available which is obligated to be paid by the GSE which made the Required Advance in part to the extent of such partial payment.
     (b) Permanent Reduction on Account of Issuer Payment. The Principal Portion, and Interest Portion related to a Series of Bonds shall be reduced automatically and permanently upon payment by the Issuer of any principal with respect to such Series of Bonds as follows:
     (i) the Principal Portion will be reduced by the amount of such payment or, if applicable, the principal component of any redemption or other payment; and
     (ii) the Interest Portion will be proportionately reduced based on the amount of the related permanent reduction of the Principal Portion.
     (c) Reduction on Notice from the Trustee. The Amount Available for a Series of Bonds shall be reduced automatically by the amounts specified in any Certificate in the form of Exhibit E which is delivered to the GSEs. The Trustee shall furnish to the GSEs an appropriately completed Exhibit E in connection with each such reduction. Such reduction shall be applied to the related Principal Portion and the Interest Portion as set out in the Certificate.
     (d) Reinstatement of Interest Portion for Debt Service Advance. Except for a permanent reduction of the Interest Portion under subsection (b)(ii) or (c), the amount of the Interest Portion reduced by the interest component of a related Debt Service Advance shall be reinstated immediately and automatically upon the making of such Debt Service Advance.
     (e) Reinstatement of Liquidity Advance and Mandatory Tender Advance. The Principal Portion for a Series of Bonds and the Interest Portion for a Series of Bonds shall be reinstated after each related Liquidity Advance and each related Mandatory Tender Advance upon receipt by the GSEs of money equal to the amount by which the Trustee requests the GSEs to increase that Principal Portion and that Interest Portion in a Certificate of Reinstatement in the form of Exhibit F.
     Upon any permanent reduction of the Amount Available for a Series of Bonds, the GSEs may deliver to the Trustee a substitute Schedule 1 in exchange for the Schedule 1 attached to this Credit and Liquidity Facility, reflecting an amount available equal to the then current Amount Available, but otherwise having terms identical to the Schedule 1 attached to this Credit and Liquidity Facility.
     9. Discharge of Obligations. Only the [Trustee] may demand an Advance under this Credit and Liquidity Facility. Upon payment by a GSE to the [Trustee] of the amount specified in any Certificate presented under this Credit and Liquidity Facility, such GSE shall be fully discharged of its obligations under this Credit and Liquidity Facility with respect to such Certificate and such GSE shall not thereafter be obligated to make any further payment to the [Trustee] or any other person in respect of such Certificate for payment of principal of, purchase price of, or interest on any Bond.
     10. Nature of the GSEs’ Obligations. The GSEs’ obligation to make Advances to the Trustee upon the proper presentation of documents which conform to the terms and conditions of this Credit and Liquidity Facility is absolute, unconditional and irrevocable, shall be fulfilled strictly in accordance with this Credit and Liquidity Facility, and shall not be affected by any right of set-off, recoupment or counterclaim the GSEs might otherwise have against the Issuer, the Trustee, the Tender Agent, the Remarketing Agent or any other person.
     The obligations of each GSE under this Credit and Liquidity Facility are primary, several and not joint obligations and shall not be affected by the performance or non-performance by the Issuer under the Indenture or the Bonds or by the Issuer under the Reimbursement Agreement or by the performance or non-performance of any party under any other agreement between or among any of the Issuer, the Trustee or the GSEs. If one GSE fails to perform its obligations under this Credit and Liquidity Facility, the other GSE will not be liable or responsible for performing the obligations of such nonperforming GSE.
     11. Transfer. This Credit and Liquidity Facility may be successively transferred in whole only to each successor Trustee under the Indenture. Any such transfer shall be effective upon receipt by the GSEs of a signed copy of the instrument effecting such transfer signed by the transferor and by the transferee in the form attached as Exhibit G (which shall be conclusive evidence of such transfer). In each such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Credit and Liquidity Facility in the transferor’s place.
     12. Notices and Deliveries. All documents, notices and other communications, other than Certificates, shall be in writing and personally delivered to the GSEs at the addresses (and to the attention of the parties) set out in Section 4(a) or may be sent to the GSEs by telecopies, immediately followed by telephonic notices as set out in Section 4(b), as such addresses, telephone and telecopy numbers and parties to whom such notices are sent are changed by the GSEs pursuant to Section 4. A copy of all notices and other communications delivered to the GSEs hereunder shall also be delivered to the Treasury’s Agent and the Administrator at the following addresses:

JPMorgan Chase Bank, N.A.
1 Chase Manhattan Plaza, Floor 19
New York, New York
Attention: Lillian G. White
Telephone: (212) 552-2392
Telecopy: (212) 552-0551
E-Mail: Lillian.G.White@jpmorgan.com
U.S. Bank National Association (the “Administrator”)
EP-MN-WS3T
60 Livingston Avenue
St. Paul, MN 55107
Attention: TFM/HFA Initiative
     13. Governing Law. This Credit and Liquidity Facility shall be governed by the laws of the District of Columbia as to enforceability of its provisions against Fannie Mae and the Commonwealth of Virginia as to its enforceability against Freddie Mac, including the Uniform Commercial Code as in effect in those respective jurisdictions.
     14. Entire Credit and Liquidity Facility. This Credit and Liquidity Facility sets forth in full the terms of the GSEs’ undertaking and shall not in any way be amended, amplified or limited by reference to any document, instrument or agreement referred to in this Credit and Liquidity Facility (including, without limitation, the Bonds) or in which this Credit and Liquidity Facility is referred to or to which this Credit and Liquidity Facility relates, except for (i) the Exhibits referred to in this Credit and Liquidity Facility and (ii) any Presentation Protocol, all of which shall be deemed fully incorporated into this Credit and Liquidity Facility as if fully set forth herein.
[Remainder of Page Intentionally Left Blank]

FANNIE MAE
By:
Name:
Title:

S-1

FEDERAL HOME LOAN MORTGAGE CORPORATION
By:
Name:
Title:

S-2

EXHIBIT A
CERTIFICATE FOR “DEBT SERVICE ADVANCE”
STANDBY

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation	U.S. Bank National Association
(“Freddie Mac”)	(the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the Trustee named below (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with reference to the Credit and Liquidity Facility, that:
     (1) Demand for Advance. The Trustee demands a total Advance, with respect to the Series of Bonds identified above, in the amount of $______, of which:
     (a) Fannie Mae: one-half or $______ is demanded from Fannie Mae; and
     (b) Freddie Mac: one half or $______ is demanded from Freddie Mac.
     (2) Breakout of Demand. For your information, the amount demanded pursuant to Paragraph 1 is composed of:
     (Trustee: check applicable box or boxes)
☐	Interest:* $______ total under the Interest Portion of the Amount Available to be used to pay interest on the Series of Bonds (other than Excluded Bonds) on or prior to their stated maturity date. The amount of interest demanded in Paragraph 1 is allocated as follows:
(a) Fannie Mae: one-half or $______ from Fannie Mae; and

(b) Freddie Mac: one half or $______ from Freddie Mac.

☐	Principal: $______ total under the Principal Portion of the Amount Available to be used to pay principal of the Series of Bonds due as a result of the acceleration, defeasance, redemption or stated maturity. The amount of principal demanded in Paragraph 1 is allocated as follows:

(a) Fannie Mae: one-half or $______ from Fannie Mae; and

(b) Freddie Mac: one half or $______ from Freddie Mac.

(3)	When the Advance Must be Made. If this demand for Advance is made:
     (a) at or prior to 12:00 noon Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the second following Business Day.
     (b) after 12:00 noon Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the third following Business Day.
     (4) Where the Advance Must be Made. Please pay the Advance demanded by this Certificate to the Trustee at ______ [SPECIFY ACCOUNT].
     (5) Certification as to Insufficient Funds. Trustee certifies that there are insufficient funds available to the Trustee under the Indenture pursuant to which the Bonds are issued to meet required debt service on the payment date for which this demand is made and that the amount of such demand does not exceed the amount necessary, along with funds available under the Indenture, to pay such required debt service on the Series of Bonds for which demand is made.
     (6) Other Matters.
     (a) The Trustee is the Trustee under the Indenture for the holders of the Bonds.
     (b) Upon receipt by the Trustee of the Advance, (i) the Trustee will apply the same directly for the purpose specified in Paragraph 2 and solely with respect to this Series of Bonds, and (ii) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in Paragraph 2.
     (c) The proceeds of the Advance demanded by this Certificate will not be applied to defease, redeem or pay (whether at stated maturity or by acceleration) any Excluded Bond.
     (d) The aggregate principal amount of all outstanding Excluded Bonds of this Series of Bonds is $______.
     (e) The amount of interest (computed in accordance with the day count basis set forth on Schedule 1 and at the Maximum Interest Rate (as that term is defined in the Indenture),

which currently is         * percent per annum), accruing on the Bonds referred to in subparagraph 6(d) above in any period of         * days is $____________.
     (f) The Trustee is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.
     (7) Amount Available Upon Full Payment by Each GSE. [TRUSTEE: COMPLETE THIS PARAGRAPH 7 ONLY IF THIS CERTIFICATE REQUESTS AN ADVANCE UNDER THE PRINCIPAL PORTION OF THE AMOUNT AVAILABLE.] Upon the payment of the Advance by each GSE:
     (a) The Amount Available with respect to this Series of Bonds as to each GSE shall be reduced automatically and permanently by $[INSERT AMOUNT OF REDUCTION] of which:
     (i) $______ is attributable to the Principal Portion; and
     (ii) $______ is attributable to the Interest Portion.
     (b) The Amount Available with respect to this Series of Bonds will be $______, of which:
     (i) $______ will be the Principal Portion; and
     (ii) $______ will be the Interest Portion.
     (c) The amount of the Advance (1) does not exceed the Principal Portion of the Amount Available for this Series of Bonds on the date of this Certificate and (2) was computed in accordance with the Bonds and the Indenture.
     (d) Upon the payment referred to in Paragraph (1), the aggregate principal amount of all outstanding Bonds in this Series of Bonds will be $______.
     (8) Outstanding Principal Amount. The principal of this Series of Bonds (other than Excluded Bonds) that is due on [TRUSTEE: COMPLETE THIS BLANK USING THE NEXT BUSINESS DAY ON WHICH A PAYMENT OF PRINCIPAL IS DUE] is $______. The amount of the Advance demanded in Paragraph 1 does not exceed such amount of principal.
     Any capitalized, but undefined, term used in this Certificate is used as defined in the Credit and Liquidity Facility.

*	Trustee: Fill in number of days of interest coverage required to be supplied by the Interest Portion pursuant to Schedule I. If an [interest rate reset date] occurs on or after the date of this Certificate and prior to the date payment is to be made, interest for days including and after the [interest rate reset date] should be computed at the Maximum Interest Rate.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of                     , ______.

[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

EXHIBIT B
CERTIFICATE FOR “MANDATORY TENDER ADVANCE”
STANDBY

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the Trustee named below (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with reference to the Credit and Liquidity Facility, that:
     (1) Demand for Advance. The Trustee demands a total Advance, with respect to this Series of Bonds, in the amount of $________, of which:
     (a) Fannie Mae: one-half or $________ is demanded from Fannie Mae; and
     (b) Freddie Mac: one half or $________ is demanded from Freddie Mac.
     (2) Breakout of Demand. For your information, the amount demanded pursuant to Paragraph 1 is composed of:
     (Trustee: check applicable box or boxes)
☐	Interest:* $________ total under the Interest Portion of the Amount Available to be used to pay interest on this Series of Bonds (other than Excluded Bonds) on or prior to their stated maturity date. The amount of interest demanded in Paragraph 1 is allocated as follows:
     (a) Fannie Mae: one-half or $________ from Fannie Mae; and
     (b) Freddie Mac: one half or $________ from Freddie Mac.
☐	Principal: $________ total under the Principal Portion of the Amount Available to be used to pay the principal portion of the purchase price of this Series of Bonds due as a result of a Mandatory Tender. The amount of principal demanded in Paragraph 1 is allocated as follows:
     (a) Fannie Mae: one-half or $________ from Fannie Mae; and
     (b) Freddie Mac: one half or $________ from Freddie Mac.
     (3) When the Advance Must be Made.
     The Advance relates to a Mandatory Tender pursuant to the Indenture. If this demand for Advance is made:
     (a) at or prior to 10:30 a.m. Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the next following Business Day.
     (b) after 10:30 a.m. Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the second following Business Day.
     (4) Where the Advance Must be Made. Please pay the Advance demanded by this Certificate to the Trustee at ________ [SPECIFY ACCOUNT AND WIRING INSTRUCTIONS].
     (5) Other Matters.
     (a) The Trustee is the Trustee under the Indenture for the holders of the Bonds.
     (b) Upon receipt by the Trustee of the Advance, (i) the Trustee will apply the same directly for the purpose specified in Paragraph 2 and solely with respect to this Series of Bonds, and (ii) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in Paragraph 2.
     (c) The proceeds of the Advance demanded by this Certificate will not be applied to any payment on any Excluded Bonds.
     (d) The aggregate principal amount of all outstanding Excluded Bonds of this Series of Bonds is $________.
     (e) The amount of interest (computed in accordance with the day count basis set forth on schedule I and at the Maximum Interest Rate (as that term is defined in the Indenture),

B-2

which currently is ________ percent per annum)), accruing on the Bonds referred to in subparagraph 5(d) above in any period of ____* days is $________.
     (f) Bonds in a principal amount equal to the Principal Portion of the Advance made under this Certificate will be delivered to [CUSTODIAN BANK] as custodian for the GSEs (the “Custodian”) or if, and only if, delivery of the Bonds is not possible, a written entitlement order will be delivered to the applicable financial intermediaries on whose records ownership of the Bank Bonds is reflected directing the intermediaries to credit the security entitlement to the Bank Bonds to the account of the Custodian and a written confirmation of such credit will be delivered to the Custodian and the GSEs.
     (g) The Trustee is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.
     (6) Amount Available Upon Payment by Each GSE. Upon the payment of the Advance by each GSE:
     (a) The Amount Available shall be reduced automatically and permanently by $[INSERT AMOUNT OF REDUCTION] of which:
     (1) $________ is attributable to the Principal Portion; and
     (2) $________ is attributable to the Interest Portion.
     (b) New Amount Available. The Amount Available will be $________, of which:
     (1) $________ will be the Principal Portion; and
     (2) $________ will be the Interest Portion.
     (c) The amount of the Advance (1) does not exceed the Principal Portion of the Amount Available for this Series of Bonds on the date of this Certificate and (2) was computed in accordance with the Bonds and the Indenture.
     (d) Upon the payment referred to in Paragraph (c), the aggregate principal amount of all outstanding Bonds of this Series of Bonds will be $________.
     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of ________, ____.

[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

*	Trustee: Fill in number of days of interest coverage required to be supplied by the Interest Portion pursuant to Schedule I. If an [interest rate reset date] occurs on or after the date of this Certificate and prior to the date payment is to be made, interest for days including and after the [interest rate reset date] should be computed at the Maximum Interest Rate.

B-3

EXHIBIT C
CERTIFICATE FOR “LIQUIDITY ADVANCE”
STANDBY

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the Trustee named below (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with reference to the Credit and Liquidity Facility, that:
     (1) Demand for Advance. The Trustee demands a total Advance, with respect to this Series of Bonds, in the amount of $________, of which:
     (a) Fannie Mae: one-half or $________ is demanded from Fannie Mae; and
     (b) Freddie Mac: one half or $________ is demanded from Freddie Mac.
     (2) Breakout of Demand. For your information, the amount demanded pursuant to Paragraph 1 is composed of:
     (a) Principal: $________ total under the Principal Portion of the Amount Available to be used to pay the principal portion of the purchase price of Bonds purchased pursuant to the

Indenture (the “Tendered Bonds”). The amount of principal demanded in Paragraph 1 is allocated as follows:
     (1) Fannie Mae: one-half or $________ from Fannie Mae; and
     (2) Freddie Mac: one half or $________ from Freddie Mac; and
     (b) Interest: $________ total under the Interest Portion of the Amount Available to be used to pay the interest portion of the purchase price of Bonds. The amount of interest demanded in Paragraph 1 is allocated as follows:
     (1) Fannie Mae: one-half or $________ from Fannie Mae; and
     (2) Freddie Mac: one half or $________ from Freddie Mac.
     (3) When the Advance Must be Made. If this demand is made:
     (a) at or prior to 10:30 a.m. Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the same Business Day.
     (b) after 10:30 a.m. Eastern time on a Business Day, you must pay the Advance no later than 2:00 p.m. Eastern time on the next following Business Day.
     (4) Where the Advance Must be Made. Please pay the Advance demanded by this Certificate to the Trustee at ________ [SPECIFY ACCOUNT AND WIRING INSTRUCTIONS].
     (5) Other Matters.
     (a) The Trustee is the Trustee under the Indenture for the holders of the Bonds and the Tendered Bonds are Bonds of the Series of Bonds with respect to which this demand is made.
     (b) The amount demanded pursuant to Paragraph 1 does not exceed the amount necessary, at the time of the presentation of this Certificate to the GSEs, to pay the purchase price of the Tendered Bonds which the Remarketing Agent has not remarketed or for which the Remarketing Agent has not received sufficient remarketing proceeds to pay the purchase price of the Tendered Bonds.
     (c) The principal component of the aggregate purchase price of the Tendered Bonds that is due on the date of this Certificate is $________, and the amount of the Advance relating to the Principal Portion referred to in Paragraph 1 does not exceed such amount of principal. The aggregate accrued interest component of the purchase price of the Tendered Bonds that is due on the date of this Certificate is $________ and the amount of the Advance relating to the Interest Portion referred to in Paragraph 1 does not exceed such amount.
     (d) On the date of this Certificate, (i) the principal portion of the Advance does not exceed the Principal Portion of the Amount Available with respect to this Series of Bonds and (ii) the interest portion of the Advance does not exceed the Interest Portion of the Amount Available with respect to this Series of Bonds. The amount of the Advance was computed in accordance with the Bonds and the Indenture.

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     (e) Upon receipt by the Trustee of the Advance demanded by this Certificate, (i) the Trustee will apply the same directly for the purpose specified in Paragraph 2 and solely to Bonds of this Series of Bonds and (ii) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in Paragraph 2.
     (f) The proceeds of the Advance demanded by this Certificate will not be applied to defease, redeem or pay (whether at stated maturity or by acceleration) any Excluded Bond.
     (g) Bonds in a principal amount equal to the Principal Portion of the Advance made under this Certificate will be delivered to [CUSTODIAN BANK] as custodian for the GSEs (the “Custodian”) or if, and only if, delivery of the Bonds is not possible, a written entitlement order will be delivered to the applicable financial intermediaries on whose records ownership of the Bank Bonds is reflected directing the intermediaries to credit the security entitlement to the Bank Bonds to the account of the Custodian and a written confirmation of such credit will be delivered to the Custodian and the GSEs.
     (h) The Trustee is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.
     Any capitalized, but undefined, term used in this Certificate is used as defined in the Credit and Liquidity Facility.
     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of ________, ____.

[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

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EXHIBIT D
CERTIFICATE OF TERMINATION

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the undersigned Trustee (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with respect to the Credit and Liquidity Facility, that the Trustee is authorized to file this notice pursuant to the Indenture. Any capitalized, but undefined, term used in this Certificate is used as defined in the Credit and Liquidity Facility.
     The undersigned certifies to the GSEs both: (Trustee: Check applicable box)
☐	(a) None of the Bonds of the above-described Series of Bonds are Outstanding under the Indenture; or

☐	(b) The Trustee has received a liquidity facility with respect to the above-described Series of Bonds as permitted by the Indenture and the Reimbursement Agreement, and such liquidity facility has been accepted in substitution for the Credit and Liquidity Facility with respect to such Series of Bonds.
     The Trustee hereby certifies that it is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.

     [Pursuant to the Indenture we enclose the Credit and Liquidity Facility for cancellation.] [INCLUDE THIS STATEMENT IF THERE ARE NO REMAINING BONDS SECURED BY THE CREDIT AND LIQUIDITY FACILITY]

Dated: ____________________	Very truly yours, [NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

     By its execution hereof, [ISSUER] (the “Issuer”) hereby certifies to the GSEs that all conditions precedent to the termination of the Credit and Liquidity Facility [with respect to the Series of Bonds described above] and substitution of a liquidity facility set forth in the Indenture and the Reimbursement Agreement have been satisfied and hereby joins in the Trustee’s instructions to the GSEs to cancel the same.

[NAME OF ISSUER]
By:
Authorized Signatory

D-2

EXHIBIT E
CERTIFICATE OF REDUCTION

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the Trustee named below (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with reference to the Credit and Liquidity Facility, as follows:
     (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.
     (2) The aggregate outstanding principal amount of the Series of Bonds has been reduced to $________, [OR] The Bonds have been partially converted to an interest rate mode other than the seven day variable rate mode, and the outstanding principal amount of the Series of Bonds in the seven day variable rate mode is $___________.
     (3) Effective on [INSERT DATE]:
     (a) the Amount Available with respect to this Series of Bonds shall be reduced by $________ (“Reduction Amount”), of which (i) $________ is a reduction of the Principal Portion and (ii) $________ is a reduction of the Interest Portion;. The Reduction Amount is allocated as follows:

     (1) one-half to Fannie Mae:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (2) one-half to Freddie Mac:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (b) after such reduction, the Amount Available with respect to this Series of Bonds will be $______, of which (i) $______ will be the Principal Portion and (ii) $______ will be the Interest Portion. The new Available Amount is allocated as follows:
     (1) one-half to Fannie Mae:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (2) one-half to Freddie Mac:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (c) after such reduction, the Amount Available with respect to this Series of Bonds will be not less than the aggregate unpaid Outstanding (as that term is defined in the Indenture) principal amount of the Series of Bonds.
     By its execution hereof, [NAME OF ISSUER] (the “Issuer”) certifies to the GSEs that the Trustee is authorized to deliver this Certificate to the GSEs. The Issuer and the Trustee further certify that the amounts specified in Paragraph 3 have been determined in accordance with the terms and conditions of the Indenture and the Reimbursement Agreement.
     The Trustee hereby certifies that it is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.
     Any capitalized, but undefined, term used in this Certificate is used as defined in the Credit and Liquidity Facility.

E-2

     IN WITNESS WHEREOF, the Trustee and the Issuer have executed and delivered this Certificate as of the ____ day of _________, _____.

[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

[NAME OF ISSUER]
By:
Authorized Signatory

E-3

EXHIBIT F
CERTIFICATE OF REINSTATEMENT

Fannie Mae (“Fannie Mae”)	JPMorgan Chase Bank, N.A.
3900 Wisconsin Avenue	1 Chase Manhattan Plaza, Floor 19
Washington, D.C. 20016	New York, New York
Attention: Carl W. Riedy, Jr./Douglas G. Higgs	Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned, a duly authorized signatory of the Trustee named below (the “Trustee”), certifies to Fannie Mae and Freddie Mac (together, the “GSEs”), with reference to the Credit and Liquidity Facility, as follows:
     (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.
     (2) The Trustee has received notification from the Tender Agent that Bank Bonds of this Bond Series held by the GSEs which were acquired with the proceeds of a Mandatory Tender Advance or a Liquidity Advance under the Credit and Liquidity Facility have been remarketed or sold. The Trustee has received and is transferring to the GSEs the amount set forth in Paragraph 3.
     (3) Upon receipt by each of the GSEs of this certificate and $________ by Fannie Mae and $________ by Freddie Mac, the Amount Available will be increased as follows:
     (a) the Principal Portion of the Amount Available with respect to the Series of Bonds will be increased by $________, but such increase shall not cause the Principal Portion to exceed the original Principal Portion less the sum of (i) the principal component of all Debt Service Advances paid by the GSEs in accordance with the Credit and Liquidity Facility with respect to this Series of Bonds and (ii) the aggregate of all reductions of the Principal Portion of this Series of Bonds pursuant to any Certificate of the Trustee in the form of Exhibit E; and

     (b) the Interest Portion of the Amount Available with respect to this Series of Bonds will be increased by $________, but such increase shall not cause the Interest Portion to exceed the original Interest Portion less the aggregate of (i) all reductions of the Interest Portion due to any permanent reduction of the Principal Portion of the Amount Available and (ii) to the extent not addressed in (i), all reductions of the Interest Portion pursuant to any Certificate of the Trustee in the form of Exhibit E.
     (c) The increase in the Principal Portion and the Interest Portion will be allocated as follows:
     (1) one-half to Fannie Mae:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (2) one-half to Freddie Mac:

Amount Available	Principal Portion	Interest Portion
$	$	$
     (4) Each GSE shall promptly release or cause the release of the Bank Bonds to the Tender Agent in a principal amount corresponding to the Principal Portion identified in Paragraph 3 or, if such release is not possible, each GSE shall be deemed to consent to the delivery of a written entitlement order to the applicable financial intermediary on whose records ownership of such Bank Bonds is reflected to credit the ownership entitlement to such Bonds to the account as directed by the Trustee. Such release or deemed consent shall be conclusive evidence of the reinstatement of the Principal Portion and Interest Portion as described in Paragraph 3.
     Any capitalized, but undefined, term used in this Certificate is used as defined in the Credit and Liquidity Facility.
     The Trustee hereby certifies that it is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.
     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _________, ______.

[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

F-2

EXHIBIT G
CERTIFICATE FOR SUCCESSOR TRUSTEE

Fannie Mae (“Fannie Mae”) 3900 Wisconsin Avenue Washington, D.C. 20016 Attention: Carl W. Riedy, Jr./Douglas G. Higgs	JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, Floor 19 New York, New York Attention: Lillian G. White

Federal Home Loan Mortgage Corporation (“Freddie Mac”)	U.S. Bank National Association (the “Administrator”)
1551 Park Run Drive	EP-MN-WS3T
MS D5N	60 Livingston Avenue
McLean, VA 22102	St. Paul, MN 55107
Attention: Brian Cosker/Thomas Fuqua	Attention: TFM/HFA Initiative
Re:	Credit and Liquidity Facility (the “Credit and Liquidity Facility”) relating to the Series of Bonds identified below (“Series of Bonds” or “Bond Series”) [LIMIT OF ONE BOND SERIES PER CERTIFICATE]
Date of Certificate:
Issuer:
Bond Series: [ENTER TITLE OF BONDS, INCLUDING SERIES DESIGNATION]
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Bond Series CUSIP No.:
Bond Series Bank Bond CUSIP No.:
     The undersigned is a duly authorized signatory of the Trustee under the Indenture for the holders of the Bonds.
     The Trustee transfers all rights in the Credit and Liquidity Facility to ______, subject to the terms and conditions of the Credit and Liquidity Facility. The Trustee certifies that the transferee is the successor Trustee under the Indenture referred to in the Credit and Liquidity Facility. The transferee acknowledges below that it is the successor Trustee. Such successor Trustee has entered into a written agreement to be bound by the Reimbursement Agreement dated ______, 2009 by and among Fannie Mae, Freddie Mac, the Trustee and the Issuer.
     By this transfer, all rights of the undersigned Trustee in the Credit and Liquidity Facility are transferred to the transferee and the transferee shall have the sole rights as the beneficiary, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned.
     The Trustee hereby certifies that it is simultaneously providing a copy of this Certificate to the Treasury’s Agent and the Administrator.

Dated:	[NAME OF TRUSTEE], as Trustee
By:
Authorized Signatory

     The above signature of an officer or other authorized representative conforms to that on file with us. Said officer or representative is authorized to sign for said party.

By:
Authorized Signatory

     ____________ acknowledges that it is the successor to ______ as Trustee under the Indenture.

By:
Authorized Signatory

G-2

SCHEDULE 1
BONDS SUPPORTED BY CREDIT AND LIQUIDITY FACILITY
For Bonds issued under [INDENTURE] dated as of [DATE], between [TRUSTEE] and [ISSUER]
[Each column corresponds to a Series of Bonds.]

Bond Series Designation:
Rating Agency/ Issuer Bond Rating on Bond Series:
CUSIP:
Bank Bond CUSIP:
Fannie Mae Loan No.:
Freddie Mac Loan No.:
Series Maturity Date:
Outstanding Principal Amount:	$		$		$		$
Remarketing Agent:
Maximum Interest Rate:		%		%		%		%
Bond Interest Payment Dates:
Series Maturity Date:
CLF Effective Date for Series: [1]
CLF Expiration Date for Series: [2]
Principal Portion of CLF:	$		$		$		$
Fannie mae:	$		$		$		$
Freddie mac:	$		$		$		$
Interest Portion of CLF:	$		$		$		$
Fannie mae:	$		$		$		$
Freddie mac:	$		$		$		$
Amount Available of CLF:	$		$		$		$
Fannie mae:	$		$		$		$
Freddie mac:	$		$		$		$
Days of Required Interest Coverage:	Days		Days			Days		Days
Identify any Existing Credit Enhancement for Series:
day count basis for series:

[1]	This date must be on or before January 29, 2010.

[2]	This date must be no later than the first to occur of (a) the third anniversary of the Effective Date or (b) December 31, 2012.

G-3